FIRST MERCHANTS CORPORATION THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com Third Quarter 2016 Earnings Highlights October 25, 2016 NASDAQ: FRME Michael C. Rechin Mark K. Hardwick John J. Martin President Executive Vice President Executive Vice President Chief Executive Officer Chief Financial Officer Chief Credit Officer Chief Operating Officer ®

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 2 The Corporation may make forward-looking statements about its relative business outlook. These forward- looking statements and all other statements made during this meeting that do not concern historical facts are subject to risks and uncertainties that may materially affect actual results. Specific forward-looking statements include, but are not limited to, any indications regarding the financial services industry, the economy and future growth of the balance sheet or income statement. Please refer to our press releases, Form 10-Qs and 10-Ks concerning factors that could cause actual results to differ materially from any forward-looking statements. Non-GAAP Financial Measures These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, First Merchants Corporation has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure. ® Forward-Looking Statement

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 3 3rd Quarter 2016 Highlights  Record Net Income of $21.1 Million, a 23.4% Increase over 3Q2015  Earnings Per Share of $0.51, a 13.3% Increase over 3Q2015; Highest in Company’s History  Total Assets Crossed the $7 Billion Level and Grew by 13.5% over 3Q2015  $280 Million of Organic Loan Growth for the Year Reflects an 8% Annualized Growth Rate  Net Interest Margin Stays Strong; Expanding to 3.94%  1.22% Return on Average Assets  Efficiency Ratio of 55.12% ® “Record Level Performance Metrics”

Mark K. Hardwick Executive Vice President Chief Financial Officer and Chief Operating Officer ®

5 Total Assets ($ in Millions) THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ® 2014 2015 Q1-’16 Q2-’16 Q3-’16 1. Investments $1,181 $1,277 $1,271 $1,298 $1,300 2. Loans Held for Sale 7 10 4 19 1 3. Loans 3,925 4,694 4,710 4,791 4,974 4. Allowance (64) (62) (62) (62) (63) 5. CD&I & Goodwill 219 260 262 261 260 6. BOLI 169 201 201 201 202 7. Other 387 381 413 398 348 8. Total Assets $5,824 $6,761 $6,799 $6,906 $7,022 9. Annualized Asset Growth 16.1% 5.1%

® THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com Commercial & Industrial 23.0% Commercial Real Estate Owner-Occupied 10.5% Commercial Real Estate Non-Owner Occupied 25.4% Construction Land & Land Development 7.4% Agricultural Land 3.1% Agricultural Production 1.9% Other Commercial 4.2% Residential Mortgage 14.9% Home Equity 8.0% Other Consumer 1.6% QTD Yield = 4.64% YTD Yield = 4.59% Total Loans = $5.0 Billion Loan and Yield Detail (as of 9/30/2016) 6

® THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com Mortgage- Backed Securities 32% Collateralized Mortgage Obligations 21% U. S. Agencies 3% Corporate Obligations 1% Tax-Exempt Municipals 43% Investment Portfolio (as of 9/30/2016)  $1.3 Billion  Modified duration of 4.1 years  Tax equivalent yield of 3.69%  Net unrealized gain of $53.3 Million 7

2014 2015 Q1-’16 Q2-’16 Q3-’16 1. Customer Non-Maturity Deposits $3,523 $4,096 $4,140 $4,269 $4,290 2. Customer Time Deposits 784 880 841 820 795 3. Brokered Deposits 334 314 330 319 359 4. Borrowings 290 446 420 435 500 5. Other Liabilities 44 51 79 53 55 6. Hybrid Capital 122 123 122 122 122 7. Common Equity 727 851 867 888 901 8. Total Liabilities and Capital $5,824 $6,761 $6,799 $6,906 $7,022 Total Liabilities and Capital ($ in Millions) THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ® 8

® THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com Deposit Detail (as of 09/30/2016) QTD Cost = .38% YTD Cost = .39% Total = $5.4 Billion 9 Demand Deposits 50% Savings Deposits 28% Certificates & Time Deposits of >$100,000 6% Certificates & Time Deposits of <$100,000 9% Brokered Deposits 7%

11.16% 11.40% 11.37% 11.22% 11.31% 11.49% 11.42% 11.39% 11.05% 8.97% 9.06% 9.21% 8.95% 9.17% 9.08% 9.26% 9.43% 9.48% 15.21% 15.34% 15.12% 14.92% 14.85% 14.94% 14.79% 14.67% 14.18% 6.00% 7.00% 8.00% 9.00% 10.00% 11.00% 12.00% 13.00% 14.00% 15.00% 16.00% 17.00% 18.00% 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com Total Risk-Based Capital Ratio (Target = 13.50%) Common Equity Tier 1 Capital Ratio (Target = 10.00%) Tangible Common Equity Ratio (TCE) (Target = 8.50%) 10 Capital Ratios (Target) (Target) (Target) ®

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 11 Net Interest Margin ® ($ in Millions) Q3 - '14 Q4 - '14 Q1 - '15 Q2 - '15 Q3 - '15 Q4 - '15 Q1 - '16 Q2 - '16 Q3 - '16 Net Interest Income - FTE $ 49.9 $ 49.2 $ 49.2 $ 51.7 $ 53.3 $ 53.2 $ 57.6 $ 59.2 $ 61.1 Fair Value Accretion $ 3.5 $ 1.4 $ 2.2 $ 2.2 $ 2.0 $ 1.9 $ 2.5 $ 3.2 $ 3.8 Tax Equivalent Yield on Earning Assets 4.41% 4.26% 4.24% 4.26% 4.30% 4.20% 4.28% 4.30% 4.37% Cost of Supporting Liabilities 0.43% 0.46% 0.46% 0.45% 0.45% 0.45% 0.45% 0.44% 0.43% Net Interest Margin 3.98% 3.80% 3.78% 3.81% 3.85% 3.75% 3.83% 3.86% 3.94% 3.98% 3.80% 3.78% 3.81% 3.85% 3.75% 3.83% 3.86% 3.94% 3.71% 3.69% 3.61% 3.65% 3.71% 3.62% 3.66% 3.65% 3.70% 2.60% 2.80% 3.00% 3.20% 3.40% 3.60% 3.80% 4.00% 4.20% $34 $38 $42 $46 $50 $54 $58 $62 Q3 - '14 Q4 - '14 Q1 - '15 Q2 - '15 Q3 - '15 Q4 - '15 Q1 - '16 Q2 - '16 Q3 - '16 Net Interest Income - FTE ($millions) Net Interest Margin Net Interest Margin - Adjusted for Fair Value Accretion 11

12 Non-Interest Income THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ® – – – – – – – – – – – 2014 2015 Q1-’16 Q2-’16 Q3-’16 1. Service Charges on Deposit Accounts $15.7 $16.2 $ 4.1 $ 4.4 $ 4.7 2. Wealth Management Fees 11.7 11.3 3.1 3.0 3.3 3. Insurance Commission Income 7.4 4.1 4. Card Payment Fees 11.8 13.4 3.8 3.8 3.8 5. Cash Surrender Value of Life Ins 3.7 2.9 1.5 1.3 0.6 6. Gains on Sales Mortgage Loans 4.9 6.5 1.5 1.7 2.0 7. Securities Gains/Losses 3.6 2.7 1.0 0.7 0.8 8. Gain on Sale of Insurance Subsidiary 8.3 9. Gain on Cancellation of Trust Preferred Debt 1.3 10. Other 3.0 3.1 0.8 1.5 1.7 11. Total $61.8 $69.8 $15.8 $16.4 $16.9 ($ in Millions)

13 Non-Interest Expense 2014 2015 Q1-’16 Q2-’16 Q3-’16 1. Salary & Benefits $ 96.5 $101.9 $27.3 $25.6 $26.7 2. Premises & Equipment 23.2 25.5 7.3 7.3 7.3 3. Core Deposit Intangible Amortization 2.4 2.8 1.0 1.0 1.0 4. Professional & Other Outside Services 8.1 9.9 2.2 1.5 1.2 5. OREO/Credit-Related Expense 3.4 3.9 0.7 0.9 0.6 6. FDIC Expense 3.7 3.7 1.0 1.0 0.5 7. Outside Data Processing 7.3 7.1 2.1 2.0 2.4 8. Marketing 3.5 3.5 0.7 0.9 0.6 9. Other 15.8 16.5 4.1 4.7 3.8 10. Non-Interest Expense $163.9 $174.8 $46.4 $44.9 $44.1 ($ in Millions) THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ®

14 2014 2015 Q1-’16 Q2-’16 Q3-’16 1. Net Interest Income $ 187.0 $ 196.4 $ 54.5 $ 56.0 $ 57.7 2. Provision for Loan Losses (2.6) (0.4) (0.6) (0.8) (1.9) 3. Net Interest Income after Provision 184.4 196.0 53.9 55.2 55.8 4. Non-Interest Income 61.8 69.8 15.8 16.4 16.9 5. Non-Interest Expense (163.9) (174.8) (46.4) (44.9) (44.1) 6. Income before Income Taxes 82.3 91.0 23.3 26.7 28.6 7. Income Tax Expense (22.1) (25.6) (5.6) (6.7) (7.5) 8. Net Income Avail. for Distribution $ 60.2 $ 65.4 $ 17.7 $ 20.0 $ 21.1 9. EPS $ 1.65 $ 1.72 $ 0.43 $ 0.49 $ 0.51 10. Efficiency Ratio 62.44% 61.19% 61.78% 57.33% 55.12% Earnings ($ in Millions) THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ®

15 Per Share Results THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ® 2015 Q1 Q2 Q3 Q4 Total 1. Earnings Per Share $ .43 $ .47 $ .45 $ .37 $ 1.72 2. Dividends $ .08 $ .11 $ .11 $ .11 $ .41 3. Tangible Book Value $13.96 $14.15 $14.59 $ 14.68 2016 Q1 Q2 Q3 Q4 Total 1. Earnings Per Share $ .43 $ .49 $ .51 – $ 1.43 2. Dividends $ .11 $ .14 $ .14 – $ .39 2. Tangible Book Value $15.02 $15.53 $15.86 –

$9.21 $9.64 $10.95 $12.17 $13.65 $14.68 $15.86 THE STRENGTH OF BIG. THE SERVICE OF SMALL. Dividends and Tangible Book Value 0.00 0.02 0.04 0.06 0.08 0.10 0.12 0.14 .08 www.firstmerchants.com ® .01 .03 .05 .11 .14 2.09% Forward Dividend Yield 27.5% Dividend Payout Ratio = Quarterly Dividends Tangible Book Value 16

John J. Martin Executive Vice President and Chief Credit Officer ®

18 Loan Portfolio Trends THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ® ($ in Millions) 2014 2015 Q1-'16 Q2-'16 Q3-'16 $ %186.1 186.1 186.1 1. Commercial & Industrial 897$ 1,057$ 1,061$ 1,085$ 1,147$ 62$ 5.7% 2. Construction, Land and Land Development 207 367 392 353 368 15 4.2% 3. CRE Non-Owner Occupied 976 1,090 1,106 1,179 1,264 85 7.2% 4. CRE Owner Occupied 535 554 544 543 524 (19) (3.5%) 5. Agricultural Production 105 98 92 95 93 (2) (2.1%) 6. Agricultural Land 162 158 155 148 153 5 3.4% 7. Residential Mortgage 647 786 770 759 740 (19) (2.5%) 8. Home Equity 287 349 354 374 399 25 6.7% 9. Other Commercial 36 160 162 180 209 29 16.1% 10. Other Consumer 73 75 74 75 77 2 2.7% 11. Total Loans 3,925$ 4,694$ 4,710$ 4,791$ 4,974$ 183$ 3.8% 12. Construction Concentration 1 52.3% 46.1% 47.3% 13. Investment RE Concentration 1 200.4% 199.8% 209.9% 1As a % of Risk Based Capital Change Linked Quarter

19 Asset Quality Summary THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ® ($ in Millions) 2014 2015 Q1-'16 Q2-'16 Q3-'16 $ % 1. Non-Accrual Loans 48.8$ 31.4$ 36.7$ 33.6$ 34.1$ 0.5$ 1.5% 2. Other Real Estate 19.3 17.3 15.6 13.2 10.2 (3.0) (22.7%) 3. Renegotiated Loans 2.0 1.9 1.0 4.3 4.0 (0.3) (7.0%) 4. 90+ Days Delinquent Loans 4.6 0.9 1.0 0.4 1.6 1.2 300.0% 5. Total NPAs & 90+ Days Delinquent 74.7$ 51.5$ 54.3$ 51.5$ 49.9$ (1.6)$ (3.1%) 6. NPAs & 90+ Days/Loans & ORE 1.9% 1.1% 1.2% 1.1% 1.0% 7. Classified Assets 191.8$ 171.8$ 170.9$ 173.2$ 173.4$ 0.2$ 0.1% 8. Criticized Assets (includes Classified) 253.6$ 275.0$ 305.8$ 297.6$ 305.8$ 8.2$ 2.8% Change Linked Quarter

20 Non-Performing Asset Reconciliation THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ® ($ in Millions) Q4-'15 Q1-'16 Q2-'16 Q3-'16 1. Beginning Balance NPAs & 90+ Days Delinquent 53.2$ 51.5$ 54.3$ 51.5$ Non-Accrual 2. Add: New Non-Accruals 3.9 10.7 3.6 6.0 3. Less: To Accrual/Payoff/Renegotiated (2.4) (2.7) (4.5) (3.2) 4. Less: To OREO (0.8) (0.1) (0.2) (0.4) 5. Less: Charge-offs (1.9) (2.6) (2.0) (1.9) 6. Increase / (Decrease): Non-Accrual Loans (1.2) 5.3 (3.1) 0.5 Other Real Estate Owned (ORE) 7. Add: New ORE Properties 6.5 0.1 0.2 0.4 8. Less: ORE Sold (3.6) (1.5) (2.1) (3.1) 9. Less: ORE Losses (write-downs) (0.5) (0.3) (0.5) (0.3) 10. Increase / (Decrease): ORE 2.4 (1.7) (2.4) (3.0) 11. Increase / (Decrease): 90+ Days Delinquent (1.0) 0.1 (0.6) 1.2 12. Increase / (Decrease): Renegotiated Loans (1.9) (0.9) 3.3 (0.3) 13. Total NPAs & 90+ Days Delinquent Change (1.7) 2.8 (2.8) (1.6) 14. Ending Balance NPAs & 90+ Days Delinquent 51.5$ 54.3$ 51.5$ 49.9$

0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2012 2013 Q1-'14 Q2-'14 Q3-'14 Q4-'14 Q1-'15 Q2-'15 Q3-'15 Q4-'15 Q1-'16 Q2-'16 Q3-'16 Cumulative Loan Income Cumulative Offset Charge-Offs Remaining Fair Value Adjustment 21 ALLL and Fair Value Summary THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ® 16.3% 43.8% 39.9% ($ in Millions) Q3-'15 Q4-'15 Q1-'16 Q2-'16 Q3-'16 1. Allowance for Loan Losses (ALLL) 62.9$ 62.5$ 62.1$ 62.2$ 63.5$ 2. Fair Value Adjustment (FVA) 37.9 47.0 47.1 42.3 37.9 3. Total ALLL plus FVA 100.8$ 109.5$ 109.2$ 104.5$ 101.4$ 4. Specific Reserves 2.0$ 1.8$ 1.4$ 2.1$ 1.6$ 5. Purchased Loans plus FVA 674.5 965.4 917.6 863.4 771.6 6. ALLL/Non-Accrual Loans 192.8% 199.0% 169.1% 185.3% 186.1% 7. ALLL/Non-purchased Loans 1.70% 1.65% 1.62% 1.56% 1.50% 8. ALLL/Loans 1.45% 1.33% 1.32% 1.29% 1.28% 9. ALLL & FVA/Total Loan Balances plus FVA 1 2.31% 2.31% 2.29% 2.15% 2.02% 1 Management uses this Non-GAAP measure to demonstrate coverage and credit risk

22 Asset Quality & Portfolio Summary THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ®  Strong diverse loan growth of $183 million this quarter led by CRE, C&I, Other Commercial and Home Equity.  Construction and CRE portfolios are 47% and 210% of risk-based capital, respectively, and beneath regulatory guidelines with capacity to grow.  Second quarter of continued reduction in total NPAs & 90 days.  Provision of $1.9 million exceeded charge-offs of $630,000 to provide for loan growth.  ALLL to non-purchased loans of 1.5% and 2.02% with fair value adjustments on total loans.

Michael C. Rechin President and Chief Executive Officer ®

24 FMC Strategy and Tactics Overview THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com Looking Forward . . . ®  Continue to Win in our Markets – Geographic Community-Based Banking Model  Increase Focus on Treasury Management Services for Deposit and Fee Generation  Exploit Back-Office Infrastructure for Efficiency and Operating Leverage  Mergers and Acquisitions as a Core Competency  Build or Acquire Specialty Finance Businesses and Lending Verticals  Persistent Focus on Banking Center Optimization in Alignment with Digital Channels Migration  Capital Optimization

25 Contact Information First Merchants Corporation common stock is traded on the NASDAQ Global Select Market under the symbol FRME. Additional information can be found at www.FIRSTMERCHANTS.COM Investor inquiries: David L. Ortega Investor Relations Telephone: 765.378.8937 dortega@firstmerchants.com THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ®

Appendix ®

Appendix – Non-GAAP Reconciliation

CAPITAL RATIOS (dollars in thousands):

	3Q14	4Q14	1Q15	2Q15	3Q15	4Q15	1Q16	2Q16	3Q16
Total Risk-Based Capital Ratio									
Total Stockholders' Equity (GAAP)	684,553	726,827	739,658	749,955	766,984	850,509	867,263	887,550	900,865
Adjust for Accumulated Other Comprehensive (Income) Loss [a]	(4,150)	1,630	1,915	6,490	3,614	1,362	(2,066)	(7,035)	(3,924)
Less: Preferred Stock			(125)	(125)	(125)	(125)	(125)	(125)	(125)
Add: Qualifying Capital Securities	55,000	55,000	56,827	56,827	51,827	55,776	55,236	55,296	55,355
Less: Tier 1 Capital Deductions			(4,381)	(2,371)	(3,418)	(2,516)	(1,999)	(1,828)	(1,440)
Less: Disallowed Goodwill and Intangible Assets	(200,992)	(218,755)	(205,818)	(208,980)	(208,749)	(247,006)	(250,367)	(249,932)	(249,541)
Less: Disallowed Servicing Assets	(166)	(167)							
Less: Disallowed Deferred Tax Assets			(1,786)	(1,581)	(1,144)	(1,677)	(2,998)	(2,743)	(2,161)
Total Tier 1 Capital (Regulatory)	$ 534,245	$ 564,535	$ 586,290	$ 600,215	$ 608,989	$ 656,323	$ 664,944	$ 681,183	$ 699,029
Qualifying Subordinated Debentures	65,000	65,000	65,000	65,000	65,000	65,000	65,000	65,000	65,000
Allowance for Loan Losses includible in Tier 2 Capital	53,803	55,972	58,688	60,865	62,012	62,453	62,086	62,186	63,456
Total Risk-Based Capital (Regulatory)	$ 653,048	$ 685,507	$ 709,978	$ 726,080	$ 736,001	$ 783,776	$ 792,030	$ 808,369	$ 827,485
Net Risk-Weighted Assets (Regulatory)	$ 4,292,495	$ 4,469,765	$ 4,695,073	$ 4,865,157	$ 4,956,737	$ 5,247,617	$ 5,355,827	$ 5,511,557	$ 5,836,806
Total Risk-Based Capital Ratio (Regulatory)	**15.21%**	**15.34%**	**15.12%**	**14.92%**	**14.85%**	**14.94%**	**14.79%**	**14.67%**	**14.18%**
Common Equity Tier 1 Capital Ratio									
Total Tier 1 Capital (Regulatory)	$ 534,245	$ 564,535	$ 586,290	$ 600,215	$ 608,989	$ 656,323	$ 664,944	$ 681,183	$ 699,029
Less: Qualified Capital Securities	(55,000)	(55,000)	(56,827)	(56,827)	(51,827)	(55,776)	(55,236)	(55,296)	(55,355)
Add: Additional Tier 1 Capital Deductions			4,381	2,371	3,418	2,516	1,999	1,828	1,440
Less: Preferred Stock	(125)	(125)							
Common Equity Tier 1 Capital (Regulatory)	$ 479,120	$ 509,410	$ 533,844	$ 545,759	$ 560,580	$ 603,063	$ 611,707	$ 627,715	$ 645,114
Net Risk-Weighted Assets (Regulatory)	$ 4,292,495	$ 4,469,765	$ 4,695,073	$ 4,865,157	$ 4,956,737	$ 5,247,617	$ 5,355,827	$ 5,511,557	$ 5,836,806
Common Equity Tier 1 Capital Ratio (Regulatory)	**11.16%**	**11.40%**	**11.37%**	**11.22%**	**11.31%**	**11.49%**	**11.42%**	**11.39%**	**11.05%**

[a] Includes net unrealized gains or losses on securities available for sale, net gains or losses on cash flow hedges, and amounts resulting from the application of the applicable accounting guidance for defined benefit and other postretirement plans.

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Appendix – Non-GAAP Reconciliation

TANGIBLE COMMON EQUITY RATIO (dollars in thousands):

	3Q14	4Q14	1Q15	2Q15	3Q15	4Q15	1Q16	2Q16	3Q16
Total Stockholders' Equity (GAAP)	$ 684,553	$ 726,827	$ 739,658	$ 749,955	$ 766,984	$ 850,509	$ 867,263	$ 887,550	$ 900,865
Less: Preferred Stock	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)
Less: Intangible Assets	(200,991)	(218,755)	(218,033)	(220,196)	(219,503)	(259,764)	(261,799)	(260,822)	(259,844)
Tangible Common Equity (non-GAAP)	$ 483,437	$ 507,947	$ 521,500	$ 529,634	$ 547,356	$ 590,620	$ 605,339	$ 626,603	$ 640,896
Total Assets (GAAP)	$ 5,591,383	$ 5,824,127	$ 5,877,521	$ 6,140,308	$ 6,189,797	$ 6,761,003	$ 6,798,539	$ 6,906,418	$ 7,022,352
Less: Intangibles Assets	(200,991)	(218,755)	(218,033)	(220,196)	(219,503)	(259,764)	(261,799)	(260,822)	(259,844)
Tangible Assets (non-GAAP)	$ 5,390,392	$ 5,605,372	$ 5,659,488	$ 5,920,112	$ 5,970,294	$ 6,501,239	$ 6,536,740	$ 6,645,596	$ 6,762,508
Tangible Common Equity Ratio (non-GAAP)	**8.97%**	**9.06%**	**9.21%**	**8.95%**	**9.17%**	**9.08%**	**9.26%**	**9.43%**	**9.48%**

TANGIBLE COMMON EQUITY PER SHARE (dollars in thousands):

	4Q10	4Q11	4Q12	4Q13	4Q14	1Q15	2Q15	3Q15	4Q15	1Q16	2Q16	3Q16
Total Stockholders' Equity (GAAP)	$ 454,408	$ 514,467	$ 552,236	$ 634,923	$ 726,827	$ 739,658	$ 749,955	$ 766,984	$ 850,509	$ 867,263	$ 887,550	$ 900,865
Less: Preferred Stock	(67,880)	(90,783)	(90,908)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)
Less: Intangible Assets	(154,019)	(150,471)	(149,529)	(202,767)	(218,755)	(218,033)	(220,196)	(219,503)	(259,764)	(261,799)	(260,822)	(259,844)
Tax Benefit	2,907	2,224	2,249	4,973	6,085	5,849	5,619	5,388	6,278	6,753	6,453	6,204
Tangible Common Equity, Net of Tax (non-GAAP)	$ 235,416	$ 275,437	$ 314,048	$ 437,004	$ 514,032	$ 527,349	$ 535,253	$ 552,744	$ 596,898	$ 612,092	$ 633,056	$ 647,100
Shares Outstanding	25,574,251	28,559,707	28,692,616	35,921,761	37,669,948	37,781,488	37,824,649	37,873,921	40,664,258	40,749,340	40,772,896	40,799,025
Tangible Common Equity per Share (non-GAAP)	**$ 9.21**	**$ 9.64**	**$ 10.95**	**$ 12.17**	**$ 13.65**	**$ 13.96**	**$ 14.15**	**$ 14.59**	**$ 14.68**	**$ 15.02**	**$ 15.53**	**$ 15.86**

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Appendix – Non-GAAP Reconciliation

EFFICIENCY RATIO (dollars in thousands):

	2014	2015	1Q16	2Q16	3Q16
Non Interest Expense (GAAP)	$ 164,008	$ 174,806	$ 46,475	$ 44,835	$ 44,115
Less: Core Deposit Intangible Amortization	(2,445)	(2,835)	(978)	(977)	(978)
Less: OREO and Foreclosure Expenses	(3,462)	(3,956)	(751)	(915)	(637)
Adjusted Non Interest Expense (non-GAAP)	158,101	168,015	44,746	42,943	42,500
Net Interest Income (GAAP)	187,037	196,404	54,455	55,962	57,682
Plus: Fully Taxable Equivalent Adjustment	7,921	10,975	3,136	3,256	3,402
Net Interest Income on a Fully Taxable Equivalent Basis (non-GAAP)	194,958	207,379	57,591	59,218	61,084
Non Interest Income (GAAP)	61,816	69,868	15,837	16,385	16,861
Less: Investment Securities Gains (Losses)	(3,581)	(2,670)	(997)	(706)	(839)
Adjusted Non Interest Income (non-GAAP)	58,235	67,198	14,840	15,679	16,022
Adjusted Revenue (non-GAAP)	253,193	274,577	72,431	74,897	77,106
Efficiency Ratio (non-GAAP)	**62.44%**	**61.19%**	**61.78%**	**57.33%**	**55.12%**

ALLOWANCE AS A PERCENTAGE OF NON-PURCHASED LOANS (dollars in thousands):

	3Q15	4Q15	1Q16	2Q16	3Q16
Loans Held for Sale (GAAP)	$ 1,943	$ 9,894	$ 3,628	$ 18,854	$ 1,482
Loans (GAAP)	4,321,715	4,693,822	4,709,907	4,791,429	4,973,844
Total Loans	4,323,658	4,703,716	4,713,535	4,810,283	4,975,326
Less: Purchased Loans	(636,581)	(917,589)	(870,507)	(821,158)	(733,715)
Non-Purchased Loans (non-GAAP)	$ 3,687,077	$ 3,786,127	$ 3,843,028	$ 3,989,125	$ 4,241,611
Allowance for Loan Losses (GAAP)	$ 62,861	$ 62,453	$ 62,086	$ 62,186	$ 63,456
Fair Value Adjustment (FVA) (GAAP)	37,922	47,057	47,104	42,291	37,898
Allowance plus FVA (non-GAAP)	$ 100,783	$ 109,510	$ 109,190	$ 104,477	$ 101,354
Total Loans	$ 4,323,658	$ 4,703,716	$ 4,713,535	$ 4,810,283	$ 4,975,326
Fair Value Adjustment (FVA) (GAAP)	37,922	47,057	47,104	42,291	37,898
Total Loans plus FVA (non-GAAP)	$ 4,361,580	$ 4,750,773	$ 4,760,639	$ 4,852,574	$ 5,013,224
Allowance as a Percentage of Non-Purchased Loans (non-GAAP)	**1.70%**	**1.65%**	**1.62%**	**1.56%**	**1.50%**
Allowance plus FVA as a Percentage of Total Loans plus FVA (non-GAAP)	**2.31%**	**2.31%**	**2.29%**	**2.15%**	**2.02%**

29

www.firstmerchants.com

THE STRENGTH OF BIG. THE SERVICE OF SMALL.

30 Appendix – Non-GAAP Reconciliation THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ® CONSTRUCTION AND INVESTMENT REAL ESTATE CONCENTRATIONS (dollars in thousands): 1Q16 2Q16 3Q16 Total Risk-Based Capital (Subsidiary Bank Only) Total Stockholders' Equity (GAAP) $ 945,283 $ 967,099 $ 972,182 Adjust for Accumulated Other Comprehensive (Income) Loss 1 (4,566) (9,699) (6,332) Less: Preferred Stock (125) (125) (125) Less: Tier 1 Capital Deductions (1,805) (1,427) (889) Less: Disallowed Goodwill and Intangible Assets (249,919) (249,484) (249,093) Less: Disallowed Deferred Tax Assets (2,708) (2,141) (1,334) Total Tier 1 Capital (Regulatory) 686,160 704,223 714,409 Allowance for Loan Losses includible in Tier 2 Capital 62,086 62,186 63,456 Total Risk-Based Capital (Regulatory) $ 748,246 $ 766,409 $ 777,865 Construction, Land and Land Development Loans $ 391,621 $ 352,980 $ 368,241 Concentration as a % of the Bank's Risk-Based Capital 52.3% 46.1% 47.3% Construction, Land and Land Development Loans $ 391,621 $ 352,980 $ 368,241 Investment Real Estate Loans 1,107,288 1,178,660 1,264,304 Total Construction and Investment RE Loans $ 1,498,909 $ 1,531,640 $ 1,632,545 Concentration as a % of the Bank's Risk-Based Capital 200.4% 199.8% 209.9% 1 Includes net unrealized gains or losses on securities available for sale, net gains or losses on cash flow hedges, and amounts resulting from the application of the applicable accounting guidance for defined benefit and other postretirement plans.